Putnam
Arizona
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

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From the Trustees


[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We embark upon this new era of Putnam's rich heritage with confidence and we look forward to the opportunity of continuing to help you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                        /S/ GEORGE PUTNAM, III

John A. Hill                            George Putnam, III
Chairman of the Trustees                President of the Funds
July 19, 2000

REPORT FROM THE FUND MANAGER

Susan A. McCormack

The past year presented an unusually difficult environment for fixed-income investors. An attractive stock market, rising interest rates, and fears of inflation kept bond prices weak throughout the period and resulted in a negative total return for Putnam Arizona Tax Exempt Income Fund. With tax-free income as our objective, however, we used the weakness to our advantage by securing a higher yield for the fund, diversifying where possible, and by positioning the portfolio for the next turn in the market.

Total return for 12 months ended 5/31/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
----------------------------------------------------
   -2.28%  -6.93%   -2.93%  -7.56%   -2.57%  -5.74%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* HIGHER RATES CREATE STRONG HEADWINDS

The U.S. economy is in the midst of a record-breaking expansion, its 10th consecutive year of uninterrupted growth. Keys to the success of this expansion are the proliferation of labor- saving technologies and the strong business investment in those technologies. By increasing worker productivity and reducing the cost of many goods and services, these technological advances have helped keep inflation at bay for many years despite accelerating economic growth. By 1999, however, the economy was showing the strain of its rapid advancement. Labor costs were rising alongside the consumer price index and investors feared that more widespread inflation was not far behind.

To combat a potential outbreak of inflation, the Federal Reserve Board embarked on a program of interest-rate increases that should eventually slow the economy to a more sustainable pace. The Fed raised short-term rates six times during the course of the fund's fiscal year, adding 1.75 percentage points to the federal funds rate. Rising rates make the income from existing bonds appear less attractive, and bonds of all types suffered during the year as investors sold to take their chances elsewhere. As prices declined, yields rose. For example, the yields on long-term AAA-rated municipal bonds rose nearly a full percentage point during the period.



[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care           23.5%

Transportation        17.2%

Education             16.7%

Utilities             11.6%

Housing               10.5%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


* INVESTING FOR INCOME AND OPPORTUNITY

Your fund is designed to seek a high level of tax-free income. The setback in the bond market afforded us the opportunity to achieve this objective and also position the fund for the inevitable reversal in the direction of interest rates. One facet of our strategy was to purchase bonds that matured further in the future. These bonds generally offer more income to compensate investors for the risk that rates will rise before the bonds reach maturity.

In addition to higher yields, however, these bonds also offer a heightened sensitivity to changes in interest rates. We believe a higher degree of interest-rate sensitivity will help the fund's performance when rates stop rising and begin to fall. Among the purchases we made this year was a bond issued by the Arizona Health Facilities Authority to finance renovations at the Phoenix Children's Hospital. The bond matures in 2022, carries an investment-grade rating of A2, and yielded 6.28% at the time of purchase. Unlike many other hospitals, Phoenix Children's has a healthy amount of cash on hand from private donations and is therefore better equipped to make timely payments of interest and principal. To purchase this and other long-maturity bonds, we sold bonds in the intermediate-maturity range, which generally offers lower yields and is less sensitive to changes in rates.


[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND DURATION]

AVERAGE EFFECTIVE MATURITY AND DURATION




Years                               5/31/99           5/31/00

Average effective maturity           9.07              12.91

Duration                             6.36               8.27

Footnote reads:
This chart depicts the fund's average effective maturity and duration over the 12 months ended 5/31/00. Average effective maturity and duration stated in years are derived from calculations that incorporate assumptions about prepayment rates and cash flow of mortgage-backed securities. Measures of effective maturity duration and the assumptions on which they are based will vary over time.


For investors in Arizona's highest tax bracket, the fund's 5.26% 30-day SEC yield at the end of May for class A shares was equivalent to a 9.17% yield from a taxable investment.

See pages 6 and 7 for complete performance information.


A third facet of our strategy was to maintain the fund's diversification by seeking opportunities outside Arizona. As long-time shareholders of the fund know, we often purchase bonds from the Commonwealth of Puerto Rico. With the supply of Arizona issues limited, we have used Puerto Rican bonds to help diversify the fund's assets. At the end of the period, we took advantage of an excellent buying opportunity for some Baa2-rated bonds issued by the Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities. The bonds were issued to finance construction of a coal-fired power plant that will help ease the island's power shortage. With a maturity date of 2026 and a yield of 6.65% at the time of purchase, these bonds embodied all three of our objectives: diversification, higher income, and greater interest-rate sensitivity.


Fiscal policy? Monetary policy?

Fiscal policy refers to the federal government's use of spending and taxation to control the economy. If the government raises taxes, people will have less money to spend, therefore reducing demand. If the government lowers taxes, people will be more inclined to spend money. The government can also spend money to influence demand.

Monetary policy attempts to influence the economy by controlling the money supply. Monetary policy is normally carried out by a central bank. The U.S. central bank is the Federal Reserve. Monetary policy can influence the economy by altering interest rates. By reducing the supply of money, monetary policy can raise interest rates and discourage lending. Decreased lending results in less investment and less production.

Right now, the Federal Reserve's Board of Governors is implementing tighter monetary policy and bond funds, including municipal bonds, are not performing well in such an environment. This is because of the inverse relationship of interest rates and bond prices. Treasury bonds take the brunt of the impact when interest rates rise, while municipal bonds (attracting only domestic investors) are somewhat insulated, but by no means exempt. Rising interest rates also affect the supply of municipal bonds because cities and towns do not want to float new bonds or refund outstanding bonds when interest rates are rising.


* LOWER RATINGS DEMAND MORE VIGILANT RESEARCH

Another component of our income strategy was to increase the fund's holdings of BBB/Baa-rated bonds. Bonds rated BBB/Baa are at the cusp of what rating agencies consider investment grade. Investors who own these bonds are compensated for the slightly higher risk with higher yields. A year ago, a BBB/Baa-rated bond would have yielded about 40 basis points (four tenths of a percentage point) more than AAA/Aaa-rated bonds, but recently we have seen a difference of as much as 75 basis points.

Arizona's fiscal strength is reflected in the fact that well over half your fund's investments are rated AA/Aa or better. The state's economy is strong and diversified, and it enjoys sizable budget surpluses. However, we believe that some exciting opportunities come from carefully selected lower-rated bonds. For example, the health-care sector is your fund's largest area of concentration, even though some hospitals and extended care facilities are on difficult financial ground. The Balanced Budget Act of 1996 had a negative impact on hospitals nationwide because it changed medical reimbursement schedules. Some hospitals became insolvent, but the stronger institutions survived and today Congress is concerned that the decreased availability of hospital beds may harm their constituents.

Putnam has an experienced team of credit analysts who add a great deal of value to the fund by enabling us to consider lower-rated credits and even those that are unrated by the major rating agencies. Their expertise allows us to purchase securities whose current ratings may not accurately reflect their performance potential, as well as undervalued securities, with a higher degree of confidence. In addition to the scrutiny that goes into each purchase, we receive quarterly or monthly financial reports and we speak directly to the people managing each facility so that we are alert to developments that may affect its financial health.

* LOOKING AHEAD

After six rate increases, we believe the Fed is in the late stages of its tightening cycle. The markets are likely to be unstable near term and we may see another rate hike, but once economic reports show that growth is slowing in earnest, bond markets, including the municipal bond market, should perform better. It is difficult to know exactly when the economy will slow and interest rates will begin to fall, but we do know that the signs are there: 30-year mortgage interest rates are close to 9%, consumer spending has begun to slacken, and unemployment showed an unexpected spike in May.

As a result of our positioning during the course of the year, we believe the fund is now much better prepared for a turn in interest rates. In the coming months, we will continue to focus on those higher-yielding areas of the municipal market to which we believe we can add value through fundamental research on bonds that should outperform in a more supportive market environment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Arizona Tax Exempt Income Fund is designed for investors seeking high current income free from federal and Arizona state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                            Class A         Class B        Class M
(inception dates)          (1/30/91)       (7/15/93)       (7/3/95)
                          NAV     POP     NAV    CDSC     NAV     POP
---------------------------------------------------------------------
1 year                  -2.28%  -6.93%  -2.93%  -7.56%  -2.57%  -5.74%
---------------------------------------------------------------------
5 years                 21.82   16.03   18.11   16.21   20.11   16.24
Annual average           4.03    3.02    3.38    3.05    3.73    3.06
---------------------------------------------------------------------
Life of fund            69.40   61.43   58.60   58.60   64.18   58.85
Annual average           5.81    5.27    5.07    5.07    5.46    5.08
---------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 05/31/00

                          Lehman Brothers Municipal    Consumer
                                 Bond Index           price index
--------------------------------------------------------------------
1 year                              -0.86%                3.07%
--------------------------------------------------------------------
5 years                             28.55                12.55
Annual average                       5.15                 2.39
--------------------------------------------------------------------
Life of fund                        82.36                27.27
Annual average                       6.65                 2.62
--------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5-year, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/30/91

                                     Lehman Brothers
                   Fund's class A     Municipal Bond    Consumer price
Date                shares at POP         Index             index

1/30/91                9,529              10,000           10,000
5/31/91                9,841              10,316           10,074
5/31/92               10,851              11,329           10,379
5/31/93               12,128              12,685           10,713
5/31/94               12,314              12,998           10,958
5/31/95               13,252              14,186           11,308
5/31/96               13,700              14,834           11,634
5/31/97               14,731              16,064           11,895
5/31/98               15,951              17,572           12,095
5/31/99               16,521              18,394           12,348
5/31/00              $16,143             $18,236          $12,727

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $15,860 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,418 ($15,885 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/00

                             Class A        Class B       Class M
---------------------------------------------------------------------
Distributions (number)         12             12            12
---------------------------------------------------------------------
Income                     $0.467743      $0.410121     $0.442047
---------------------------------------------------------------------
Capital gains1                 --             --            --
---------------------------------------------------------------------
  Total                    $0.467743      $0.410121     $0.442047
---------------------------------------------------------------------

Share value:              NAV     POP         NAV     NAV      POP
---------------------------------------------------------------------
5/31/99                   $9.22   $9.68      $9.21    $9.23    $9.54
---------------------------------------------------------------------
5/31/00                    8.54    8.97       8.53     8.55     8.84
---------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------
Current dividend yield2    5.30%   5.05%      4.65%    5.00%    4.83%
---------------------------------------------------------------------
Taxable equivalent3        9.24    8.80       8.11     8.72     8.42
---------------------------------------------------------------------
Current 30-day SEC
yield4                     5.26    5.00       4.61     4.96     4.80
---------------------------------------------------------------------
Taxable equivalent3        9.17    8.72       8.04     8.65     8.37
---------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.64% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                            Class A         Class B         Class M
(inception dates)          (1/30/91)       (7/15/93)        (7/3/95)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1 year                    1.64%  -3.18%   0.99%  -3.83%   1.34%  -1.91%
----------------------------------------------------------------------
5 years                  26.31   20.33   22.49   20.52   24.51   20.44
Annual average            4.78    3.77    4.14    3.80    4.48    3.79
----------------------------------------------------------------------
Life of fund             73.49   65.33   62.38   62.38   68.11   62.65
Annual average            6.02    5.48    5.28    5.28    5.67    5.30
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminv.com


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

For the fiscal year ended May 31, 2000

To the Trustees and Shareholders of
Putnam Arizona Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Arizona Tax Exempt Income Fund (the "fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 6, 2000




THE FUND'S PORTFOLIO
May 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
CLI Insd.           -- Connie Lee Insurance Insured
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FHLMC Coll.         -- Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Arizona (87.9%)
-------------------------------------------------------------------------------------------------------------------
                    AZ Hlth. Facs. Auth. Hosp. Syst. Rev. Bonds
     $      975,000 (Phoenix Mem. Hosp.), 8.2s, 6/1/21                                    BB       $        978,656
          1,500,000 (Phoenix Children's Hosp.), Ser. A,
                    6 1/8s, 11/15/22                                                      A2              1,430,620
          3,000,000 (Northern AZ Healthcare Syst.), AMBAC,
                    4 3/4s, 10/1/30                                                       Aaa             2,411,250
                    AZ State Hlth. Facs. Auth. Rev. Bonds
                    (Bethesda Foundation), Ser. A
          2,000,000 6.4s, 8/15/27                                                         BB/P            1,732,500
          1,315,000 6 3/8s, 8/15/15                                                       BB/P            1,191,719
          1,500,000 AZ Student Loan Acquisition Auth. Rev. Bonds,
                    Ser. B, 6.6s, 5/1/10                                                  Aa3             1,537,500
          1,450,000 Chandler, G.O. Bonds, FGIC, 8s, 7/1/10                                Aaa             1,738,188
          1,100,000 Chandler, St. & Hwy. Rev. Bonds, MBIA, 8s, 7/1/11                     Aaa             1,328,250
          2,150,000 Chandler, Wtr. & Swr. Rev. Bonds, FGIC,
                    8s, 7/1/14 (SEG)                                                      Aaa             2,660,625
                    Cochise Cnty., Indl. Dev. Rev. Bonds
                    (Sierra Vista Cmnty. Hosp.)
          1,995,000 Ser. B, 8 1/2s, 12/1/21                                               AAA             2,109,713
          2,485,000 Ser. C, 8 1/4s, 12/1/14                                               AAA             2,665,163
          1,100,000 (Sierra Vista Regl. Hlth.), Ser. A, 6.2s, 12/1/21                     BB/P              947,375
                    Coconino Cnty., Poll. Control Rev. Bonds
                    (Nevada Power Co.)
          4,000,000 6 3/8s, 10/1/36                                                       BBB             3,720,000
          3,000,000 Ser. B, 5.8s, 11/1/32                                                 BBB             2,565,000
          1,000,000 Gilbert, Wtr. & Swr. Rev. Bonds,FGIC, 6 1/2s, 7/1/22                  Aaa             1,040,000
                    Gilbert, Wtr. & Wastewtr. Syst. Rev. Bonds
            340,000 6 7/8s, 4/1/14                                                        BB+/P             340,806
          1,160,000 6 7/8s, 4/1/14, Prerefunded                                           BB+/P           1,168,166
          1,000,000 Glendale, Indl. Dev. Auth. Edl. Fac. Rev. Bonds,
                    CLI Insd., 7 1/8s, 7/1/20                                             AAA             1,098,750
          4,500,000 Maricopa Cnty., Hosp. Rev. Bonds
                    (Sun Health Corp.), 6 1/8s, 4/1/18                                    Baa1            4,111,875
          3,500,000 Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Samaritan Hlth. Svcs.), Ser. A,
                    MBIA, 7s, 12/1/16                                                     Aaa             3,959,375
          2,670,000 Maricopa Cnty., Indl. Dev. Auth. Multi-Fam. Hsg.
                    Rev. Bonds (Laguna Point Apt.), 6 3/4s, 7/1/19                        A               2,753,438
          5,000,000 Maricopa Cnty., Poll. Control Rev. Bonds
                    (Public Service Co.), Ser. A, 6.3s, 12/1/26                           Baa3            4,743,750
                    Maricopa Cnty., School Dist. G.O. Bonds
          2,000,000 (Dist. No. 69 Paradise Valley), Ser. B, MBIA,
                    7s, 7/1/12                                                            Aaa             2,272,500
          1,500,000 (Dist. No. 69 Paradise Valley), MBIA,
                    6.35s, 7/1/10                                                         Aaa             1,612,500
          3,175,000 Ser. C, FSA, 6 1/4s, 7/1/14                                           Aaa             3,373,438
          1,500,000 Mesa, Indl. Dev. Auth. Rev. Bonds
                    (Discovery Hlth. Syst.), Ser. A, 5 3/4s, 1/1/25                       AAA             1,432,500
          1,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                    AAA             1,148,750
          1,425,000 Mohave Cnty., Indl. Dev. Auth. Multi-Fam. Mtge.
                    Rev. Bonds (Coopers Ridge Apts.), FHA Insd.,
                    7 3/8s, 4/1/32                                                        AAA             1,492,688
          1,725,000 Northern AZ U. Rev. Bonds, FGIC, 6 1/2s, 6/1/09                       Aaa             1,865,156
          3,845,000 Phoenix, Civic Impt. Corp. Rev. Bonds,
                    Ser. 405, 6.6s, 7/1/15 (acquired 8/7/98,
                    cost $4,056,744) (RES)                                                AAA/P           3,373,988
                    Phoenix G.O. Bonds
          1,000,000 6 3/8s, 7/1/13                                                        Aa1             1,030,000
          1,000,000 6s, 7/1/10                                                            Aa1             1,053,750
          1,300,000 4 3/4s, 7/1/23                                                        Aa1             1,066,000
          1,600,000 Phoenix, Hsg. Fin. Corp. Mtge. Rev. Bonds,
                    Ser. A, MBIA, 6.9s, 1/1/23                                            Aaa             1,628,000
          2,150,000 Phoenix, Indl. Dev. Auth. Rev. Bonds
                    (Chris Ridge Village), FHA Insd., 6.8s, 11/1/25                       AAA             2,193,000
          1,000,000 Phoenix, Wastewater Syst. Rev. Bonds
                    (Civic Impt. Corp.), FGIC, 6s, 7/1/24                                 Aaa             1,000,000
          1,635,000 Pima Cnty., Indl. Dev. Auth. Single Family Mtge.
                    Rev. Bonds, FHLMC Coll., FNMA Coll., GNMA
                    Coll., 6.15s, 11/1/23                                                 AAA             1,661,569
          2,000,000 Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec.
                    Pwr. Co.-Irvington), Ser. A, 3.75s, 10/1/22                           VMIG1           2,000,000
          1,000,000 Pima Cnty., School Dist. No. 1 Rev. Bonds, FGIC,
                    7 1/2s, 7/1/08                                                        Aaa             1,143,750
          2,000,000 Pinal Cnty., COP, 6 1/2s, 6/1/09                                      AA              2,077,500
          2,000,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.),
                    Ser. A, 8 1/8s, 12/1/22                                               B/P             1,942,500
          1,325,000 Pinal Cnty., School Dist. G.O. Bonds
                    (AZ U., Apache Junction),
                    Ser. A, FGIC, 6.8s, 7/1/08                                            Aaa             1,454,188
          1,140,000 Scottsdale, G.O. Bonds, 5 1/2s, 7/1/12                                Aa1             1,140,000
          1,000,000 Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
                    (Scottsdale Memorial Hosp.),
                    Ser. A, AMBAC, 6 1/8s, 9/1/17                                         AAA             1,023,750
          4,000,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (First Mtge. Westminster Village),
                    Ser. A, 8 1/4s, 6/1/15                                                BB-/P           4,165,000
          1,000,000 Sedona, COP, 7.2s, 4/1/12                                             BBB             1,005,000
          1,985,000 Tucson G.O. Bonds, FGIC, 6.4s, 7/1/08                                 Aaa             2,133,875
          4,000,000 Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                    (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                             Baa3            4,105,920
            500,000 Tucson, COP, MBIA, 5.7s, 7/1/20                                       Aaa               486,875
            840,000 Tucson, Indl. Dev. Auth. Multi-Fam. Rev. Bonds
                    (La Entrada), FHA Insd., 7.4s, 7/1/26                                 AAA               858,900
          3,765,000 Tucson, St. & Hwy. User Rev. Bonds, Sr. Lien,
                    MBIA, 6s, 7/1/10                                                      Aaa             3,957,956
          1,250,000 Tucson, Wtr. Rev. Bonds, Ser. A, FGIC, 5s, 7/1/10                     Aaa             1,201,563
                    U. of AZ, COP
          1,000,000 (Telecommunications Syst.), 6 1/2s, 7/15/12                           A2              1,043,750
          2,000,000 (U. of AZ Parking & Student Hsg.), AMBAC,
                    5 3/4s, 6/1/24                                                        A1              1,937,500
          1,000,000 U. of AZ, Rev. Bonds, 6 1/4s, 6/1/11                                  A1              1,036,250
                                                                                                   ----------------
                                                                                                        105,150,835

Guam (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Guam, Pwr. Auth. Rev. Bonds, Ser. A, MBIA,
                    5 1/8s, 10/1/29                                                       AAA               876,250

Puerto Rico (10.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/4s, 7/1/12                      Aaa             1,081,250
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          5,470,000 Ser. 396, 7.1s, 7/1/09 (acquired 7/30/98,
                    cost $6,353,264) (RES)                                                AAA/P           5,736,663
          1,000,000 Ser. Y, MBIA, 6 1/4s, 7/1/09                                          Aaa             1,078,750
          1,500,000 Cmnwlth. of PR, Pub. Bldg. Auth. Gtd. Ed. & Hlth.
                    Fac. Rev. Bonds, Ser. L, 6 7/8s, 7/1/21                               Aaa             1,582,500
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Facs.
                    Rev. Bonds (Cogen Facs.--AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,006,250
          2,000,000 PR Muni. Fin Agcy. G.O. Bonds, Ser. A, FSA,
                    5 1/2s, 8/1/23                                                        AAA             1,895,000
                                                                                                   ----------------
                                                                                                         12,380,413
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $121,497,408) (b)                                      $    118,407,498
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $119,607,388.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $121,497,408 resulting in gross unrealized appreciation and depreciation of $2,007,295 and $5,097,205, respectively, or net unrealized depreciation of $3,089,910.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2000 was $9,110,651 or 7.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contacts at May 31, 2000.

      The rates shown on VRDNs are the current interest rates at May 31, 2000.

      The fund had the following industry group concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            Health care       23.5%
            Transportation    17.2
            Education         16.7
            Utilities         11.6
            Housing           10.5

      The fund had the following insurance concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            MBIA              15.3%
            FGIC              12.9

-----------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000
                                   Aggregate Face     Expiration   Unrealized
                   Total Value          Value            Date    Appreciation
-----------------------------------------------------------------------------
Muni Bond Index
(Long)              $1,592,156        $1,562,674        Jun-00      $29,482
-----------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $121,497,408) (Note 1)                                        $118,407,498
-------------------------------------------------------------------------------------------
Cash                                                                                 23,471
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,696,241
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                8,259
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,084,152
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      13,813
-------------------------------------------------------------------------------------------
Total assets                                                                    122,233,434

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               152,612
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,991,570
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          223,152
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        153,243
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        10,704
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            940
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               51,192
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               42,633
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,626,046
-------------------------------------------------------------------------------------------
Net assets                                                                     $119,607,388

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $125,213,089
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        355,608
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,900,881)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (3,060,428)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $119,607,388

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($90,601,631 divided by 10,612,320 shares)                                            $8.54
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.54)*                                $8.97
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($28,157,116 divided by 3,301,337shares) +                                            $8.53
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($848,641 divided by 99,248 shares)                                                   $8.55
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.55)**                               $8.84
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended May 31, 2000
Tax exempt interest income:                                                    $  7,997,684
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    666,665
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      136,442
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    11,099
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,792
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               196,354
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               264,228
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,933
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               6,165
-------------------------------------------------------------------------------------------
Registration fees                                                                     2,870
-------------------------------------------------------------------------------------------
Auditing                                                                             39,908
-------------------------------------------------------------------------------------------
Legal                                                                                 7,418
-------------------------------------------------------------------------------------------
Postage                                                                               6,414
-------------------------------------------------------------------------------------------
Other                                                                                13,991
-------------------------------------------------------------------------------------------
Management fee waiver (Note 2)                                                      (34,406)
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,326,873
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (65,927)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,260,946
-------------------------------------------------------------------------------------------
Net investment income                                                             6,736,738
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (650,129)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     277,359
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                                (9,950,451)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (10,323,221)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $ (3,586,483)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended May 31
                                                                   -------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  6,736,738     $  6,814,884
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (372,770)          (8,063)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (9,950,451)      (1,685,176)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (3,586,483)       5,121,645
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (5,239,775)      (5,293,888)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,447,275)      (1,292,666)
--------------------------------------------------------------------------------------------------
   Class M                                                                (39,688)         (22,214)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (12,334,418)      (9,474,022)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (22,647,639)     (10,961,145)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     142,255,027      153,216,172
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $355,608 and $209,305, respectively)                       $119,607,388     $142,255,027
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.22        $9.32        $9.03        $8.84        $9.01
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .47(c)       .44(c)       .44          .46          .47
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.68)        (.11)         .29          .19         (.17)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.21)         .33          .73          .65          .30
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.43)        (.44)        (.46)        (.47)
------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.43)        (.44)        (.46)        (.47)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.54        $9.22        $9.32        $9.03        $8.84
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.28)        3.57         8.28         7.52         3.38
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $90,602     $108,205     $120,649     $122,743     $126,716
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86(c)       .84(c)       .99          .98         1.03
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.34(c)      4.71(c)      4.76         5.11         5.20
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.44        21.60        29.63        73.61       108.68
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $.01 per share for each class.
      Expenses for the year ended May 31, 1999, reflect a reduction of $.02, $.01 and $.01 per share for class A, class B and class M, respectively.

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.21        $9.30        $9.02        $8.82        $9.00
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .41(c)       .38(c)       .38          .40          .41
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.68)        (.10)         .28          .20         (.18)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.27)         .28          .66          .60          .23
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.37)        (.38)        (.40)        (.41)
------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.37)        (.38)        (.40)        (.41)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.53        $9.21        $9.30        $9.02        $8.82
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.93)        3.01         7.47         6.94         2.60
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $28,157      $33,480      $32,046      $28,340      $24,050
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.51(c)      1.49(c)      1.64         1.63         1.67
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.69(c)      4.09(c)      4.10         4.44         4.52
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.44        21.60        29.63        73.61       108.68
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $.01 per share for each class.
      Expenses for the year ended May 31, 1999, reflect a reduction of $.02, $.01 and $.01 per share for class A, class B and class M, respectively.

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                              July 3, 1995+
operating performance                                Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.23        $9.33        $9.04        $8.85        $8.86
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                    .44(c)       .41(c)       .41          .43(d)       .41
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.68)        (.11)         .30          .19         (.02)
------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.24)         .30          .71          .62          .39
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.40)        (.42)        (.43)        (.40)
------------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.40)        (.42)        (.43)        (.40)
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.55        $9.23        $9.33        $9.04        $8.85
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.57)        3.26         7.96         7.19         4.44*
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $849         $570         $521         $503         $293
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.16(c)      1.14(c)      1.29         1.28         1.09*
------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.08(c)      4.44(c)      4.47         4.75         4.28*
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.44        21.60        29.63        73.61       108.68
------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $.01 per share for each class.
      Expenses for the year ended May 31, 1999, reflect a reduction of $.02, $.01 and $.01 per share for class A, class B and class M, respectively.

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
May 31, 2000

Note 1
Significant accounting policies

Putnam Arizona Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Arizona state income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes, is consistent with preservation of capital by investing primarily in a portfolio of Arizona tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $1,691,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $199,000    May 31, 2003
       351,000    May 31, 2004
       184,000    May 31, 2005
       957,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts and straddle loss deferral. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2000, the fund reclassified
$136,303 to increase undistributed net investment income and $136,303 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next
$5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter. Prior to July 16, 1999, the management fee was based on (ii) above. Through July 16, 1999, a management fee waiver of 0.20% on each tier was in effect.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 2000, fund expenses were reduced by $65,927 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $530 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payments by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $11,190 and $670 from the sale of class A and class M shares, respectively and $117,139 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,740,710 and $29,106,922, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,227,768         $10,748,677
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  289,722           2,532,446
---------------------------------------------------------------------------
                                             1,517,490          13,281,123

Shares
repurchased                                 (2,643,568)        (23,099,427)
---------------------------------------------------------------------------
Net decrease                                (1,126,078)        $(9,818,304)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,016,562        $  9,473,346
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  265,884           2,481,275
---------------------------------------------------------------------------
                                             1,282,446          11,954,621

Shares
repurchased                                 (2,494,204)        (23,270,639)
---------------------------------------------------------------------------
Net decrease                                (1,211,758)       $(11,316,018)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    548,388         $ 4,848,935
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   84,826             740,484
---------------------------------------------------------------------------
                                               633,214           5,589,419

Shares
repurchased                                   (967,670)         (8,441,148)
---------------------------------------------------------------------------
Net decrease                                  (334,456)        $(2,851,729)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    740,141          $6,904,800
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   68,850             641,600
---------------------------------------------------------------------------
                                               808,991           7,546,400

Shares
repurchased                                   (617,952)         (5,758,768)
---------------------------------------------------------------------------
Net increase                                   191,039          $1,787,632
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     38,588            $345,301
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,432              29,853
---------------------------------------------------------------------------
                                                42,020             375,154

Shares
repurchased                                     (4,481)            (39,539)
---------------------------------------------------------------------------
Net increase                                    37,539            $335,615
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     10,247             $95,194
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,074              10,031
---------------------------------------------------------------------------
                                                11,321             105,225

Shares
repurchased                                     (5,407)            (50,861)
---------------------------------------------------------------------------
Net increase                                     5,914             $54,364
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Classic Equity Fund *

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN044-62255   855/235/2AA  7/00